EXHIBIT 10.2

Execution Copy

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made and entered into as of September __, 2018 (the “Effective Date”), between Loop Industries, Inc., a Nevada corporation with a principal place of business at 480 Fernand-Poitras, Terrebonne, Quebec (“Loop”), and Indorama Loop Technologies, LLC, a Delaware limited liability company with a principal place of business at [***] (“Joint Venture Company”) (each of Loop and Joint Venture Company is a “Party”; together they are the “Parties”).

BACKGROUND

A. The Loop Parties have developed a proprietary depolymerization process that decouples plastic from fossil fuels, producing dimethylterepthalate (“DMT”) and monoethylene glycol (“MEG”) for the production of polyethylene terephthalate (“PET”) plastic that can be used for a variety of polyester applications.

B. Concurrently with the execution of this Agreement, Loop Innovations, LLC, a Delaware limited liability company and a subsidiary of Loop (“Loop Innovations”), and Indorama Ventures Holdings LP, a Delaware limited partnership (“IVH”), have formed Joint Venture Company to develop, construct, own and operate chemical upcycling polyester resin (“CUPET”) plants through SPVs, the initial of which will be at a facility of [***], a Delaware corporation and a subsidiary of IVH, located in [***], the United States of America (such facility, the “[***] Facility”), and to, among other things, manufacture Licensed Products (as defined below) at [***] Facility, and potentially other facilities, for sale throughout the world (such contemplated venture, the “CUPET Project”).

C. In connection with the CUPET Project, Joint Venture Company for itself and its Subsidiaries (individually a “JV Party”, and collectively, “JV Parties”) wishes to receive from the Loop Parties, and the Loop Parties wish to license to JV Parties, certain Loop Patents and Related Loop Know-How (each term as defined below) for the purpose of retrofitting the [***] Facility (and potentially other facilities) to manufacture, use, market, and sell Licensed Products under the terms and conditions set forth in this Agreement.

Now, therefore, in consideration of the mutual covenants and premises contained in this Agreement, and other good and valuable consideration, the Parties agree as follows.

ARTICLE 1

DEFINITIONS

1.1 “Affiliate” means, with respect to a Party, any corporation or other entity that is directly or indirectly controlling, controlled by or under the common control with such Party. For the purpose of this definition, “control” means the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

1.2 “Authorized Customer” means a Loop Party customer that is a party to a Transferred Contract, solely with respect to the Product quantities covered by the Transferred Contract.

1.3 “Control” means: (i) in reference to a Party and an Intellectual Property Right, the Party’s possession of the right to grant the licenses of the scope granted to the other Party under this Agreement, and (ii) in reference to a Party and Know-How, the Party’s possession of the Know-How and of the rights to disclose and deliver the Know-How to the other Party and to grant the licenses of the scope granted to the other Party under this Agreement; in either case without violating the terms of, or incurring material payment obligations under, any agreement under which the Party as of the Effective Date holds or thereafter first acquires rights in such Intellectual Property Rights or Know-How.

1.4 “Improvement Patent” means those claims of any patent or patent application that both: (i) are filed, acquired, or for which Control is otherwise first obtained by a Party after the Effective Date; and (ii) would be useful in connection with the depolymerization of Non-Virgin PET into DMT and/or MEG.

1.5 “Intellectual Property Rights” means the following and all rights associated with the following: (a) all United States and foreign patents and applications therefor; (b) all trade-secret rights and all other rights in or to confidential or proprietary Know-How; (c) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world; and (d) any similar, corresponding or equivalent rights to any of the foregoing. For purposes of this Agreement, the term “Intellectual Property Rights” excludes Trademarks.

1.6 “JV Facility” means a PET manufacturing facility (i) owned or leased by a JV Party and (ii) operated by a JV Party, whether existing as of the Effective Date or acquired or leased by a JV Party during the Term of this Agreement.

1.7 “JV Agreements” means the LLC Agreement and the Marketing Agreement.

1.8 “Know-How” means unpatented or unpatentable technical information, including know-how, ideas, concepts, formulas, methods, procedures, production methods, designs, compositions, plans, documents, data, inventions, discoveries and protocols.

1.9 “Licensed Facilities” means the following to the extent retrofitted for the manufacture of Licensed Products: (i) the [***] Facility; and (ii) any other JV Facility established in accordance with the LLC Agreement.

1.10 “Licensed Products” means Products that are produced using DMT and/or MEG, where (i) the DMT and/or MEG is produced through the depolymerization of Non-Virgin PET, and (ii) such depolymerization is covered by a claim of a patent or patent application within the Loop Patents or otherwise involves the use of any of the Licensed Subject Matter.

1.11 “Licensed Subject Matter” means (i) the Loop Patents and (ii) any Intellectual Property Rights (other than patents and patent applications) Controlled by a Loop Party that are embodied by any Related Loop Know-How, whether such Control exists as of or after the Effective Date during the term of this Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-2-

1.12 “LLC Agreement” means that certain Limited Liability Company Agreement of the Joint Venture Company between Loop Innovations and IVH dated as of the Effective Date, as amended, modified or supplemented from time to time.

1.13 “Loop Marks” means the Loop name and logo specified on Exhibit 1.11.

1.14 “Loop Parties” means Loop and its Subsidiaries, excluding the JV Parties.

1.15 “Loop Patents” means:

(a) the patents and patent applications listed in Exhibit 1.15 hereto (“Listed Loop Patents”);

(b) all Improvement Patents Controlled (though ownership or otherwise) by a Loop Party;

(c) any patent or patent application that is a continuation, continuation-in-part (but only to the extent of any claims therein that are entitled to claim priority from any of the foregoing patents and patent applications), divisional or reissue, of any of the foregoing patents and patent applications; and

(d) any foreign patents and/or patent applications related to the Licensed Subject Matter.

1.16 “Loop Sales Contract” means a written contract between a Loop Party and a third-party customer for the Loop Party’s sale to the customer, and the customer’s purchase from the Loop Party, of Loop-branded Product.

1.17 “Loop Updates” means any Related Know-How that is developed by or is otherwise first Controlled by a Loop Party after the Effective Date.

1.18 “Marketing Agreement” means that certain Marketing Agreement between Loop and Joint Venture Company dated as of the Effective Date, as amended, modified or supplemented from time to time.

1.19 “Non-Virgin PET” means PET that is waste, recycled or otherwise previously used.

1.20 “Percentage Interest” has the meaning set forth in the LLC Agreement.

1.21 “Products” means recycled or upcycled PET resins.

1.22 “Rejected Sales Contract” means a Loop Sales Contract which a Loop Party offered to transfer or novate to a JV Party, but for which the JV Party elected not to accept transfer or novate, as described in more detail in the Marketing Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-3-

1.23 “Related Know-How” means all Know-How that pertains to or would be useful in connection with the depolymerization of Non-Virgin PET into DMT and/or MEG.

1.24 “Related Loop Know-How” means (i) all Related Know-How that a Loop Party Controls as of the Effective Date, and (ii) Loop Updates. For clarity and notwithstanding the foregoing, Related Loop Know-How excludes any Loop Party’s waste-to-resin (“WtR”) technology and process that encompasses any Loop Party’s depolymerization process and melt-to-resin (“MtR”) approach using DMT.

1.25 “Subsidiary” means, with respect to a Party, any Affiliate of the Party that is directly or indirectly controlled by the Party (with “control” having the meaning provided in Section 1.4).

1.26 “Trademarks” means trademarks, service marks, trade dress rights and similar designation of origin and rights therein.

1.27 “Transferred Contract” means a Loop Sales Contract for which a Loop Party has transferred and/or novated all or part of its performance obligations to a JV Party.

ARTICLE 2

LICENSES

2.1 Grant. Subject to the terms and conditions of this Agreement, Loop, on behalf of itself and the Loop Parties, hereby grants to the JV Parties a non-transferable (except as provided in Section 7.9), worldwide, fully-paid, royalty-free, perpetual (subject to termination as provided in Article 5), exclusive (as provided in, and subject to, Section 2.2) license under the Licensed Subject Matter to (a) retrofit Existing Facilities (defined below) for the purpose of manufacturing Licensed Products, (b) make Licensed Products at such Existing Facilities that have been retrofitted for such purpose, (c) offer for sale, sell, import and distribute the Licensed Products so made to Authorized Customers in fulfillment of Transferred Contracts and to other persons and entities as authorized in the Marketing Agreement; and (d) use and modify Licensed Products in connection with the foregoing. The JV Parties shall only exercise the license granted in clauses (a) and (b) of the prior sentence at Licensed Facilities. “Existing Facilities” means any facility in which any person or entity has manufactured or processed, or is manufacturing or processing, PET in any form, including resins, specialty products, fibers, films, and monomers. For clarity, the rights and licenses granted to the JV Parties under this Section 2.1 exclude Greenfield Projects (as defined below).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-4-

2.2 Exclusivity. The rights and licenses granted to JV Parties under the first sentence of Section 2.1 shall be exclusive to the JV Parties during the term of this Agreement, except to the extent necessary to fulfill Rejected Sales Contracts (which Rejected Sales Contracts the Loop Parties may fulfill or have fulfilled in their discretion using Product manufactured anywhere, in any kind of facility, using any manufacturing method). For purposes of clarification, the exclusivity granted to the JV Parties under this Agreement extends to any Existing Facilities worldwide that could potentially be retrofitted for the purpose of manufacturing Licensed Products, but does not apply to any brand new facility which may be constructed by or for a JV Party after the Effective Date that does not involve an Existing Facility (a “Greenfield Project”). Except with respect to Greenfield Projects and Rejected Sales Contracts, Loop, on behalf of itself and the Loop Parties, agrees that Loop and the Loop Parties will not license, transfer, distribute or otherwise provide the Licensed Subject Matter to any persons or entities other than the JV Parties in a manner that would enable, authorize, or otherwise permit its use for (a) manufacturing or using Licensed Products at any Existing Facility, (b) retrofitting any Existing Facility for such purpose, or (c) offering for sale, selling, importing or distributing Licensed Products made at any such retrofitted Existing Facilities. In addition, the exclusivity granted to the JV Parties is exclusive even as to the Loop Parties. Accordingly, except with respect to Greenfield Projects and Rejected Sales Contracts, Loop acknowledges that the Loop Parties will not use the Licensed Subject Matter to (i) manufacture or use Licensed Products at any Existing Facility, (ii) retrofit any Existing Facility for such purpose, or (iii) offer for sale, sell, import or distribute Licensed Products made at any such retrofitted Existing Facilities. In the event the territorial exclusivity or period of exclusivity of the license granted hereunder is limited by action, laws or regulations of any government, the license granted shall not terminate, but shall remain exclusive to the extent permitted by such government action and shall become non-exclusive to the extent necessary to conform with applicable laws and regulations.

2.3 Product Branding. JV Parties shall mark and brand all containers, packaging and related collateral for the Licensed Products that they manufacture and sell under this Agreement under Loop’s name and brand as provided in Article 3.

2.4 Delivery. As soon as practicable after the Effective Date, and in any event within fifteen business days after the Effective Date, Loop shall use commercially reasonable efforts to deliver to Joint Venture Company one copy of all Related Loop Know-How that the Loop Parties Control as of the Effective Date. In addition, during the term of this Agreement, Loop will use commercially reasonable efforts to promptly provide the Joint Venture Company with details, in writing, of any Loop Updates that are developed or acquired after the Effective Date.

2.5 Ownership. Except as provided in this Article 2, no Party grants to the other any rights or licenses under its Intellectual Property Rights or Trademarks. At all times each Party retains ownership of its Intellectual Property Rights and Trademarks and, subject to Section 2.2 with respect to Loop Parties, Loop Parties may use, commercialize the and otherwise exploit the Licensed Subject Matter themselves or with third parties, other than as provided in Section 2.2. Each Party shall use commercially reasonable efforts to promptly notify the other Party in writing of any known or suspected infringement of the Licensed Subject Matter.

2.6 Issuance and Maintenance of Patents. Loop retains the right (but not the obligation) to prosecute all patent applications within the Loop Patents and seek to obtain valid, issued patents based on such applications. Loop agrees to promptly provide the JV Parties with copies of all letters and documents sent to or received from the U.S. Patent and Trademark Office or corresponding offices of other countries with respect to the Loop Patents. If Loop elects not to prosecute or maintain any Loop Patents or pay any fee related thereto, Loop shall promptly notify Joint Venture Company of such election in writing, but in no case later than sixty (60) days prior to any required action relating to the filing, prosecution or maintenance of such patent application or patent. In such event, Joint Venture Company shall have the right, at its option, to control the filing, prosecution and/or maintenance of any such Loop Patent at its own expense. If the Joint Venture Company takes over the filing, prosecution and/or maintenance of a Loop Patent, Joint Venture Company agrees to promptly provide Loop with copies of all letters and documents sent to or received from the U.S. Patent and Trademark Office or corresponding offices of other countries with respect to the Loop Patents.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-5-

2.7 Enforcement of Rights. During the term of this Agreement, Loop agrees that it shall, at its own expense, use commercially reasonable efforts to enforce its rights with respect to any infringement of any of the Loop Patents by a third party, to the extent such infringement is substantial, continuing and falls within the scope of the exclusivity granted to the JV Parties under this Agreement. It is understood, however, that such Loop obligation shall not be deemed to require Loop to take such actions with respect to each such infringement, and Loop may take into account reasonable strategic and other considerations in determining which infringers to take action against, as well as when and whether to do so. Without limiting the foregoing, in the event Loop is unsuccessful in persuading an alleged infringer to desist and fails to have initiated and diligently pursue an infringement suit within six (6) months) after Loop first becomes aware of the basis for such suit, on the Joint Venture Party’s written request Loop shall grant JV Parties the right to file suit on behalf of the Loop Parties. The Party not controlling the suit (“Non-Controlling Party”) agrees to cooperate and provide reasonable assistance to the Party controlling the suit (“Controlling Party”) in connection with such suit. The Controlling Party shall have the right to any recovery or damages obtained as a result of a suit brought by the Controlling Party (whether by settlement, judgment or otherwise). The Non-Controlling Party agrees that the Controlling Party may join the Non-Controlling Party as a party to any suit described in this Section as necessary for purposes of establishing standing.

2.8 Option for Fee-Based Additional Licensed Subject Matter . In the event a Loop Party owns, licenses, develops or otherwise acquires or obtains any rights to Intellectual Property Rights that are not included as Licensed Subject Matter under this Agreement solely because its license to the JV Parties or use by the JV Parties would require a material payment by a Loop Party to a third party (and therefore it does not fall under the definition of “Control” under this Agreement), but otherwise would qualify as Licensed Subject Matter, then Loop shall give the JV Parties prompt written notice of such Intellectual Property Rights and the financial terms by which the JV Parties may obtain a license to such Intellectual Property Rights on a pass-through basis (with no additional fee to be charged by any Loop Party other than the additional fees that it will incur based on the license being granted to the JV Parties under this Agreement). Joint Venture Company shall have the option to include such additional Intellectual Property Rights within the scope of this Agreement upon written notice to Loop, in which case such Intellectual Property Rights shall thereafter be considered Licensed Subject Matter, and Joint Venture Company will be responsible for paying Loop the corresponding payment obligation thereafter.

ARTICLE 3

TRADEMARK LICENSE

3.1 Grant. Subject to the terms and conditions of this Agreement, Loop hereby grants to the JV Parties a non-exclusive, non-transferable, fully-paid, royalty-free, worldwide license, without the right to grant sublicenses, to mark and brand all containers, packaging and related collateral Licensed Products that JV Parties manufacture and sell under this Agreement under the Loop Marks, solely in accordance with any reasonable Trademark-usage guidelines Loop provides to Joint Venture Company within 120 days after the Effective Date, it being understood that Loop may provide reasonable updated guidelines to Joint Venture Company from time to time (which initial and updated guidelines shall be no more stringent than the policies Loop has established for itself or its other licensees).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-6-

3.2 Ownership. Joint Venture Company acknowledges that as between the Parties, Loop retains ownership of the Loop Marks and the goodwill associated therewith. Joint Venture Company, on behalf of itself and all JV Parties, agrees that no JV Party will do anything inconsistent with such ownership and that all use of the Loop Marks by JV Parties will inure to the benefit of and be on behalf of Loop. Joint Venture Company agrees further, on behalf of itself and all JV Parties, that nothing in this Agreement will be construed as granting to any JV Party any right, title or interest in the Loop Marks, other than the right to use the Loop Marks in accordance with this Agreement. Joint Venture Company, on behalf of itself and all JV Parties, agrees that no JV Party will contest, oppose or challenge Loop’s ownership of and title to the Loop Marks or contest, oppose or challenge the validity of the Loop Marks.

ARTICLE 4

CONFIDENTIAL INFORMATION

4.1 Confidential Information. The term “Confidential Information” means any information disclosed by one Party to the other (i) prior to the date of this Agreement but with respect to the subject matter of this Agreement, or (ii) pursuant to this Agreement, in each case which is in written, graphic, machine readable or other tangible form and is marked “Confidential,” “Proprietary” or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one Party to the other pursuant to this Agreement, pro-vided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing Party, within thirty (30) days after its oral disclosure, which is marked in a manner to indicate its confidential nature and delivered to the receiving party. Notwithstanding the foregoing, it is hereby acknowledged and agreed that all Related Loop Know-How delivered or disclosed to any JV Party under this Agreement shall be considered Loop’s Confidential Information, whether marked or otherwise designated as such.

4.2 Obligation. Each Party shall treat as confidential (as set forth herein) all Confidential Information of the other Party, and shall not use such Confidential Information except as contemplated in this Agreement or as otherwise authorized in writing. Each Party shall implement reasonable procedures to prohibit the unauthorized disclo-sure or misuse of the other Party’s Confidential Information and shall not intentionally disclose such Confidential Information to any third party except as may be necessary or useful in connection with the rights and obligations of such Party under this Agreement, and subject to confidentiality obligations similar to those set forth in this Article 4. Each of the Parties shall use at least the same procedures and degree of care that it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other Party under this Agreement, but in no event less than reasonable care.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-7-

4.3 Exclusions. Notwithstanding the foregoing, Confidential Information excludes information that:

(a) was publicly available at the time it was disclosed or becomes publicly available through no fault of the receiving Party;

(b) was known to the receiving Party, without similar confidentiality restriction, at the time of disclosure;

(c) is disclosed with the prior written approval of the disclosing Party;

(d) was independently developed by the receiving Party without any use of the Confidential Information of the disclosing Party; or

(e) becomes known to the receiving Party, without similar confidentiality restriction, from a source other than the disclosing Party without breach of this Agreement by the receiving Party.

4.4 Compelled Disclosure. The receiving Party may disclose the Confidential Information of disclosing Party if compelled to do so by law, a court or other authority; provided that the receiving Party shall give the disclosing Party prompt written notice so that the disclosing Party may take steps to oppose such disclosure.

4.5 Confidentiality of Agreement. Each Party agrees that the terms and conditions, but not the existence, of this Agreement shall be treated as the other’s Confidential Information and that no public reference to the terms and conditions of this Agreement or to activities pertaining to this Agreement can be made without the prior written consent of the other Party; provided, however, that each Party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the Parties; (iv) in public documents, in connection with the requirements of an initial public offering, secondary offering, or debt offering or any securities filing of the Parties; (v) in confidence, to accountants, banks, and financing sources and their advisors; (vi) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

ARTICLE 5

TERM AND TERMINATION

5.1 Term. This Agreement and the licenses granted herein begins on the Effective Date and shall continue indefinitely unless sooner terminated as provided in Section 5.5; provided that with respect to any Intellectual Property Right or Trademark licensed by a Party to the other Party, this Agreement shall terminate with respect to the Intellectual Property Right or Trademark upon the expiration, abandonment or invalidation of the Intellectual Property Right or Trademark.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-8-

5.2 Termination for Breach. If Joint Venture Company breaches any material obligations under this Agreement, then Loop shall be entitled to terminate this Agreement by written notice to the Joint Venture Company, if such breach is not cured within thirty (30) days after written notice is given by Loop to the Joint Venture Company specifying the breach.

5.3 Other Rights. Loop acknowledges that the licenses granted under this Agreement are irrevocable and may not be canceled or terminated by Loop for any reason except as expressly provided in Section 5.2 and Section 5.4. In addition, in the event a JV Party breaches this Agreement, Loop shall have the right to seek (i) an injunction restraining such JV Party from any breach of this Agreement, or specific performance requiring such JV Party to comply with this Agreement, to the fullest extent permitted by law or equity, (ii) all such amounts to which Loop would be entitled as damages or otherwise under law or at equity, and (iii) any other rights or remedies available at law or equity other than termination of the licenses granted under this Agreement. However, the licenses granted under this Agreement shall continue to remain in full force and effect in accordance with the terms of this Agreement unless terminated as provided herein.

5.4 Other Termination. Loop shall be entitled to terminate this Agreement by written notice to IVH and Joint Venture Company upon the dissolution of Joint Venture Company.

5.5 Termination by Mutual Agreement. The Parties may terminate this Agreement by mutual written agreement.

5.6 Effect of Termination; Survival. From and after the effective date of any termination, the licenses granted to Joint Venture Company under Article 2 and Article 3 shall terminate. The rights and obligations of the Parties under the following Articles and Sections shall survive any expiration or termination of this Agreement: Article 1, Article 4, Article 6, Article 7, and Sections 3.2 and 5.6.

ARTICLE 6

REPRESENTATIONS, WARRANTIES, AND INDEMNIFICATION

6.1 Mutual Representations and Warranties. Without limiting the representations and warranties of the Parties under the JV Agreements, each Party hereby represents and warrants to the other Party that.

(a) Organization. It is a corporation (or limited liability company) duly organized (or formed), validly existing and in good standing under the laws of its state of organization (or formation);

(b) Authority; Enforceability. It has full corporate (or limited liability company) power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby; its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all its requisite entity action; and it has duly executed and delivered this Agreement, and (assuming due authorization, execution and delivery by the other Party) this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with their respective terms; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-9-

(c) No Conflicts; Consents. Its execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate or conflict with its organizational documents or (ii) violate or conflict with any provision of law or governmental order applicable to it; and no consent, approval, waiver or authorization is required to be obtained by it from any person (including any governmental authority) in connection with its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

6.2 Representations by Loop. Without limiting the representations and warranties of the Parties under the JV Agreements, Loop hereby represents and warrants to the Joint Venture Company that:

(a) [***]

(b) Loop’s license of the patents and patent applications listed on Exhibit 1.15 to the JV Parties pursuant to this Agreement does not violate the terms of, or cause any Loop Party to incur material payment obligations under, any agreement under which any Loop Party as of the Effective Date holds such patents or patent applications;

(c) Loop is the sole and exclusive owner of the Listed Loop Patents;

(d) Loop has sufficient rights to license the Licensed Subject Matter and Loop Marks to the JV Parties as specified in this Agreement;

(e) as of the Effective Date, Loop is not aware of any material unauthorized use, infringement or misappropriation of the Licensed Subject Matter or Loop Marks by a third party;

(f) as of the Effective Date, Loop is not aware of any pending or threatened litigation relating to the Licensed Subject Matter or Loop Marks;

(g) as of the Effective Date, Loop is not aware of any Intellectual Property Rights or Trademarks of a third party that would be infringed by the JV Parties’ use of the Licensed Subject Matter or Loop Marks or making or selling Licensed Products;

(h) [***]

(i) [***]

(j) [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-10-

6.3 NO OTHER REPRESENTATIONS. THE EXPRESS REPRESENTATIONS AND WARRANTIES STATED IN THIS AGREEMENT AND THE JV AGREEMENTS ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, CUSTOM, TRADE OR NON-INFRINGEMENT OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

6.4 [***]

ARTICLE 7

GENERAL PROVISIONS

7.1 Licensor Bankruptcy. Notwithstanding any provision contained in this Agreement to the contrary, if a Loop Party becomes a debtor under the United States Bankruptcy Code (11 U.S.C. §101 et. seq. or any similar law in any other country (the “Bankruptcy Code”)) and rejects this Agreement pursuant to Section 365 of the Bankruptcy Code (a “Bankruptcy Rejection”), then (i) the license to the Licensed Subject Matter described under this Agreement shall be deemed fully retained by and vested in the JV Parties as protected intellectual property rights under Section 365(n)(1)(B) of the Bankruptcy Code and further shall be deemed to exist immediately before the commencement of the bankruptcy case in which such Loop Party is the debtor; and (ii) the JV Parties shall have all of the rights afforded to non-debtor licensees under Section 365(n) of the Bankruptcy Code.

7.2 Independent Contractors. The Parties are independent contractors. Nothing contained in this Agreement or done pursuant to this Agreement shall constitute either Party as the agent of the other Party for any purpose or in any sense whatsoever, or constitute the Parties as partners or joint venturers.

7.3 Amendment. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either Party unless mutually assented to in writing by both Parties.

7.4 Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be delivered by prepaid air express or registered airmail, postage prepaid or by telefax, if confirmed or acknowledged, to the following:

If to Loop:

Loop Industries, Inc.

480 rue Fernand-Poitras

Terrebonne, Québec J6Y 1Y4

Canada

Email : apenta@loopindustries.com

Attention: Antonella Penta

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-11-

With a copy to:

Wilson Sonsini Goodrich & Rosati

1700 K Street NW, 5TH Floor

Washington, DC 20006

E-mail: jclessuras@wsgr.com

United States of America

Attention: James Clessuras

If to Joint Venture Company:

Indorama Loop Technologies, LLC

c/o Loop Industries, Inc.

480 rue Fernand-Poitras

Terrebonne, Quebec J6Y 1Y4

Canada

E-mail: apenta@loopindustries.com

Attention: Antonella Penta

and

Indorama Ventures Holdings LP

4235 South Stream Boulevard,

Charlotte, NC 28217

Email: hunter.stamey@us.indorama.net

Attention: Hunter Stamey

With copies to:

Wilson Sonsini Goodrich & Rosati

1700 K Street NW, 5TH Floor

Washington, DC 20006

United States of America

E-mail: jclessuras@wsgr.com

Attention: James Clessuras

Parker Poe Adams & Bernstein

401 S. Tryon Street

Suite 3000

Charlotte, NC 28202

E-mail: stevehunting@parkerpoe.com

Attention: Stephen R. Hunting

Each Party may change its address set forth above by written notice to the other.

7.5 Choice of Law. This Agreement shall be governed by and interpreted in accor-dance with the laws of the State of Delaware, United States of America, without reference to conflict-of-laws principles.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-12-

7.6 Disputes. All disputes arising out of or in connection with this Agreement shall be finally settled in accordance with Section 13.11 of the LLC Agreement and such provisions shall be incorporated herein mutatis mutandis; provided that each reference to “Party” shall be deemed a Party hereunder notwithstanding them being different entities.

7.7 Waiver. Any failure by either Party to enforce at any time any terms and conditions of this Agreement shall not be considered a waiver of that Party’s right thereafter to enforce such terms and conditions or any other terms and conditions of this Agreement.

7.8 Severability. Should any clause, sentence, section, article or paragraph of this Agreement judicially be declared to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement.

7.9 Assignment. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their respective successors and assigns, but neither Party may assign this Agreement without the prior written consent of the other except to a person into which it has merged or who has otherwise succeeded to all or substantially all of the business and assets of the assignor, and who has assumed in writing or by operation of law its obligations under this Agreement.

7.10 Entire Agreement. This Agreement (including its Exhibits) sets forth the entire agreement between the Parties as to the subject matter hereof and supersedes all previous negotiations, agreements and writings in respect thereto, and shall not be extended, supplemented or amended in any manner, except by an instrument in writing duly executed by authorized officers or representatives of both Parties.

7.11 Counterparts. This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate, as of the Effective Date, by their duly authorized officers or representatives.

Loop Industries, Inc.	Indorama Loop Technologies, LLC

By:	By:

Name:	Name:

Title:	Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

-13-

EXHIBIT 1.9

LICENSED FACILITIES

[***] Facility

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1.11

LOOP MARKS

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1.15

LISTED LOOP PATENTS

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.